SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           November 4, 2002
                                                  ----------------------------


                       SAVANNAH ELECTRIC AND POWER COMPANY
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             (Exact name of registrant as specified in its charter)


       Georgia                           1-5072                   58-0418070
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                 File Number)        Identification No.)


600 East Bay Street, Savannah, Georgia                               31401
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (912) 232-7171
                                                        ----------------------


N/A  (Former name or former address, if changed since last report.)


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Item 5.         Other Events.
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                On November 4, 2002, Savannah Electric and Power Company (the
"Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $55,000,000 aggregate principal amount of its Series D 5.50% Senior Insured Quarterly Notes due November 15, 2017. Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-57886 and 333-57886-01) of the Company.
                The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (filed with the Commission on May 13, 2002); as of June 30, 2002 and for the periods ended June 30, 2002 and June 30, 2001, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2002 (which was filed with the Securities and Exchange Commission on August 14, 2002), and information on events subsequent to the Quarterly Report on Form 10-Q, included in the Current Reports on Form 8-K of Ambac Financial Group, Inc. (which were filed with the Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002 and October 17, 2002), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof. The consent of KPMG LLP is filed herewith as Exhibit 24.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c) Exhibits.

          1 Underwriting Agreement, dated November 4, 2002, among the Company and Edward D. Jones & Co., L.P. and Wachovia Securities, as the Underwriters.

          4.2 Fourth Supplemental Indenture to Senior Note Indenture dated as of November 7, 2002, providing for the issuance of the Company's Series D 5.50% Senior Insured Quarterly Notes due November 15, 2017.

          4.7 Form of Series D 5.50% Senior Insured Quarterly Note due November 15, 2017 (included in Exhibit 4.2 above).

          5.1  Opinion of Troutman Sanders LLP.

          12.1 Computation of ratio of earnings to fixed charges.

          24.1 Consent of KPMG LLP.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 7, 2002        SAVANNAH ELECTRIC AND POWER COMPANY



                                  By   /s/Wayne Boston
                                       Wayne Boston
                                    Assistant Secretary